BLACKROCK FUNDS II

BlackRock U.S. Government Bond Portfolio

(the “Fund”)
Investor A Shares
Investor B Shares
Investor C Shares
Institutional Shares
Class R Shares
Service Shares

Supplement dated April 22, 2015

to the Prospectuses dated January 28, 2015

Effective immediately, the following changes are made to the Fund’s Prospectuses for the above listed share classes:

The first sentence of the second paragraph in the section of each Prospectus entitled “Fund Overview — Key Facts about BlackRock U.S. Government Bond Portfolio — Principal Investment Strategies of the Fund” is deleted in its entirety and replaced with the following:

Securities purchased by the Fund (except with respect to non-dollar denominated bonds) generally are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the Fund management team to be of similar quality. The Fund may also invest up to 5% of its assets in dollar-denominated investment grade securities that are rated below the highest rating category at the time of purchase.

The third paragraph in the section of each Prospectus entitled “Details about the Funds — How Each Fund Invests — Investment Process” is deleted in its entirety and replaced with the following:

With respect to the GNMA Portfolio, if a security’s rating falls below the highest rating category, the management team will decide whether to continue to hold the security. With respect to the U.S. Government Bond Portfolio (except for non-dollar denominated bonds held by the Fund), if a security was rated in the highest rating category at the time of purchase and its rating falls below the highest rating category, the management team will decide whether to continue to hold the security. With respect to non-dollar denominated bonds and other investment grade securities held by the U.S. Government Bond Portfolio, if a security’s rating falls below investment grade, the management team will decide whether to continue to hold the security.

The first sentence of the second paragraph in the section of each Prospectus entitled “Details about the Funds — How Each Fund Invests — U.S. Government Bond Portfolio — Principal Investment Strategies” is deleted in its entirety and replaced with the following:

Securities purchased by the Fund (except with respect to non-dollar denominated bonds) generally are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the Fund management team to be of similar quality. The Fund may also invest up to 5% of its assets in dollar-denominated investment grade securities that are rated below the highest rating category at the time of purchase.

Shareholders should retain this Supplement for future reference

PR-BD7INVSVC-0415SUP